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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) August 16, 2004

                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        0-25478             63-1133624
         --------                       ------------         ----------
(State or other jurisdiction of         (Commission          (IRS Employer
 Incorporation)                         File Number)         Identification No.)

             102 South Court Street, Florence, Alabama         35630
             -------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)












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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

        (a)   Not applicable.
        (b)   Not applicable.
        (c)   The following Exhibit is included with this Report:

              Exhibit No.             Description
              -----------             -----------
              99.1                    Press Release, dated August 16, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

         On August 16, 2004, First Southern Bancshares, Inc. announced its financial results for the quarter ended June 30, 2004. The press release announcing the financial results for the quarter ended June 30, 2004 is filed as
Exhibit 99.1 and incorporated herein by reference.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST SOUTHERN BANCSHARES, INC.



Dated:  August 17, 2004               By: /s/ B. Jack Johnson
                                          --------------------------------------
                                          B. Jack Johnson
                                          President and Chief Executive Officer




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EXHIBIT INDEX


Exhibit 99.1       Press Release, dated August 16, 2004.